SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                PEOPLES ENERGY CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

February 2, 1995





Dear Shareholder:

     This letter is to advise you of a correction to the proxy statement of Peoples Energy Corporation (the "Company") dated January 3, 1995 (the "Proxy Statement"). At page 5 of the Proxy Statement, the first paragraph under "Meetings and Fees of the Board of Directors" reads as follows:

             The Board of Directors held seven meetings during fiscal 1994. All incumbent directors attended 75% or more of the aggregate number of meetings of the Board and of those committees on which such directors served.

     This paragraph should instead read as follows:

             The Board of Directors held seven meetings during fiscal 1994. All incumbent directors attended 75% or more of the aggregate number of meetings of the Board and of those committees on which such directors served, except Messrs. Mitchell and Toft, who each attended 64% of such meetings.

     Section 7.50 of the Illinois Business Corporation Act, as amended, provides that every proxy, with certain exceptions not relevant here, continues in full force and effect until revoked by the person executing it if revoked prior to the vote being made pursuant to such proxy. Such revocation may be effected by
(i) a writing delivered to the Company stating that the proxy is revoked, or (ii) a subsequent proxy executed by the person executing the original proxy, or (iii) attendance at the meeting and voting in person by the person executing the proxy.

     If you have already returned the original proxy that accompanied your Proxy Statement and do not want to change your vote at this time, then do nothing.



(over)

     If you have already returned the original proxy that accompanied your Proxy Statement and now would like to change your vote in any manner, simply complete and sign the enclosed proxy and return it as soon as possible in the envelope provided.

     If you have not returned the original proxy that accompanied your Proxy Statement, please complete and sign the enclosed proxy and return it as soon as possible in the envelope provided.

     If you plan to attend the Annual Meeting of Shareholders, save the admission ticket that is attached to the original proxy that accompanied your Proxy Statement. Shareholders who are present at the meeting may also revoke their proxies and vote in person if they so choose.


Sincerely,



/s/EMMET P. CASSIDY
Emmet P. Cassidy
Secretary



Enclosures

                        PEOPLES ENERGY CORPORATION
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

1. Election of Directors
P. Cafferty, F. A. Cole, J. B. Hasch              For    Withheld
F. C. Langenberg, H. J. Livingston, Jr.,          / /       / /
W. G. Mitchell, E. L. Neal, M. S. Reeves,
R. E. Terry, R. P. Toft  and A. R. Velasquez


For All Except
Nominee(s) written below

/ /----------------------------

2. Proposed amendments to the         For      Against      Abstain
   Long-Term Incentive Compensation   / /        / /          / /
   Plan, as amended.

3. Proposed amendments to the         For      Against      Abstain
   Articles of Incorporation of       / /        / /          / /
   Peoples Energy Corporation.

4. Ratify the appointment of Arthur   For      Against      Abstain
   Andersen LLP as independent        / /        / /          / /
   public accountants.


- ---------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
ALL PROPOSALS.
- ---------------------------------------------

Dated ----------------, 1995


- ---------------------------------------------
Signature


- ---------------------------------------------
Signature


                    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATION MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.
                    ---


NOTE: Please sign exactly as your name(s) appears. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

                          PEOPLES ENERGY CORPORATION

             ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 24, 1995



     The undersigned hereby appoints J. Bruce Hasch, William G. Mitchell and Richard E. Terry, and each of them, with power of substitution in each, as proxies, with the powers the undersigned would possess if personally present, to vote all of the undersigned's shares of stock in the Company at the Annual Meeting of Shareholders of the Company to be held in the Arthur Rubloff Auditorium of The Art Institute of Chicago, Columbus Drive entrance, Chicago, Illinois, on February 24, 1995, at 11:00 a.m., and at any adjournment thereof, upon all maters that may properly come before the meeting, including the matters described in the Company's Notice of Annual Meeting of Shareholders and Proxy Statement dated January 3, 1995, subject to any directions indicated on the reverse side of this card. If any of the nominees should be unable to serve or for good cause will not serve, which is not anticipated, management reserves discretionary authority to vote for a substitute.


   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY



             IMPORTANT- TO BE SIGNED AND DATED ON THE REVERSE SIDE.